Group Statement of Changes in Equity (Parenthetical) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Share buy-back	[1]		$ (1)	$ (1,135)
Own shares purchased from owners of Rio Tinto		$ 0	208	1,552
Retained earnings
Share buy-back	[1]		$ (1)	$ (1,135)

[1]	In 2021, we did not undertake a share buy-back programme. In 2020, the total amount of US$1 million related to own shares purchased that were previously not recognised as a financial liability in the previous year. The total cash outflow in 2020 relating to own shares purchased was US$208 million. In 2019 US$1,135 million shown above relates to own shares purchased from the owners of Rio Tinto as per the cash flow statement of US$1,552 million and a financial liability recognised in respect of an irrevocable contract in place at the reporting date to cover the share buy-back programme, less amounts paid during the year in respect of a similar irrevocable contract in place at the beginning of the year.